UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

SYMYX TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1263 East Arques Avenue		94085
Sunnyvale, California		(Zip Code)
(Address of Principal Executive Offices)

(408) 764-2000
(Registrant’s Telephone Number, Including Area Code)

3100 Central Expressway, Santa Clara, CA 95051
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2008, Symyx Technologies, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the third fiscal quarter ended September 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 2.02 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release issued on October 29, 2008 announcing earnings for the third fiscal quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: October 29, 2008	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit Number	Description

99.1	Press Release issued on October 29, 2008 announcing earnings for the third fiscal quarter ended September 30, 2008.